UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): October 20, 2014

E-World USA Holding, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-184863	45-2898504
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9550 Flair Dr, Suite 308, El Monte CA	91731
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including areas code: (626) 448-3737

_________________________________________________

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.

Share Purchase Agreement

On October 20, 2014 (the “Closing Date”), E-World USA Holding, Inc., a Nevada corporation (the “Company”), completed the acquisition of Prime Nutrisource, Inc., Prime Nutrisource, Inc. (New Jersey) and Nugale Pharmaceutical, Inc., recognized leaders in custom contract manufacturing of nutritional and cosmeceutical products based in Toronto, Canada.

On the Closing Date, the Company and its wholly-owned subsidiary, E-World Canada Holding, Inc., a Canadian corporation (the “Purchaser”), entered into a share purchase agreement (the “Purchase Agreement”) with Guo Yin (Wynn) Xie, Jian Long, Hong Shu Zhu, 2434689 Ontario Inc., 2434691 Ontario Inc., 2434694 Ontario Inc. (collectively, the “Vendors”), and Prime Nutrisource Inc., an Ontario corporation (“Prime”), Nugale Pharmaceutical Inc., an Ontario corporation (“Nugale”), and Prime Nutrisource Inc. (New Jersey), a New Jersey corporation (“Prime (New Jersey)” and, together with Prime and Nugale, the “Prime Corporations”).

Pursuant to the Purchase Agreement, the Purchaser purchased from the Vendors all of the issued and outstanding shares of capital stock of each of the Prime Corporations for an aggregate purchase price (the “Purchase Price”) of: (i) C$24,780,000, plus (ii) 25,000,000 exchangeable shares of the Purchaser (the “Purchaser Shares”), which are initially exchangeable into 25,000,000 shares of common stock of the Company (the “Company Shares”). In addition, the Purchaser has agreed to issue to the Vendors additional shares of exchangeable stock of the Purchaser following the completion of the Offering (as defined below) so that the Purchaser Shares plus such additional shares of exchangeable stock may be exchanged for an aggregate of 25% of the issued and outstanding shares of common stock of the Company immediately following the completion of the Offering.

The Purchase Price is to be paid by delivery to the Vendors of: (i) C$1,000,000 on the Closing Date; (ii) C$1,000,000 within 60 days following the Closing Date; (iii) a secured promissory note issued by the Purchaser (the “Note”) with a principal amount of C$22,780,000, and (iv) the Purchaser Shares.

The cash portion of the Purchase Price, consisting of C$2,000,000 (the “Deposit”), will be held by the Vendors in a bank account pending the repayment in full of the Note. If the Note is not repaid in full on or prior to its maturity or demand for repayment (upon the occurrence of an event of default pursuant to the terms of the Note), then: (i) 25% of the Deposit will be retained by the Vendors to compensate them for their expenses; (ii) 75% of the Deposit will be returned to the Purchaser (subject to possible setoff for additional expenses); (iii) the Company Shares (to the extent issued) will automatically be forfeited by the Vendors; and (iv) the Purchaser Shares will be cancelled. In such event, the Vendors may also pursue their rights and remedies under the Note and associated Guarantees, Security Agreements and Pledge Agreement (as such terms are defined below).

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In addition, upon request of the Purchaser, at any time prior to the Maturity Date (as defined below) of the Note, the Purchaser may elect to cause 2379338 Ontario Inc. to provide a loan to Prime for working capital purposes in the principal amount of up to $1,500,000 at an interest rate of 6% per annum.

On the Closing Date, the Company and the Purchaser also entered into a support agreement pursuant to which, among other things, the Parent agreed to reserve for issuance the Company Shares issuable upon exchange of the Purchaser Shares and treat the holders of the Purchaser Shares in a manner substantially equivalent to a holder of the Company Shares, which shall include, without limitation, equivalent treatment with respect to dividends, stock splits and other stock reclassifications.

The Note

The Note bears no interest and matures upon the earlier of (a) the effective date of a registration statement filed with the Securities and Exchange Commission in connection the completion by the Company of a debt offering (public or private) and/or public offering of its common stock for minimum gross proceeds of approximately US$30,000,000 (the “Offering”), or (b) March 31, 2015 (the “Maturity Date”). The Company has agreed to use its best efforts to complete the Offering and listing of its common stock on a U.S. national securities exchange as soon as possible but in no event later than March 31, 2015.

The Note contains customary events of default, including failure to make required payments, failure to comply with certain agreements or covenants, and certain events of bankruptcy and insolvency.

To secure its obligations to the Vendors under the Note, the Purchaser has pledged its shares of capital stock of each of the Prime Corporations pursuant to a securities pledge agreement (the “Pledge Agreement”), and granted a security interest in all of its personal property pursuant to a security agreement (the “Security Agreement”), each with Guo Yin Xie, as agent for the Vendors. In addition, each of the Prime Corporations has entered into a guarantee of the Note and each of the Purchaser, Prime and Nugale entered into security agreement granting a security interest in the personal property of each of such corporations in favor of the Vendors (collectively, the “Guarantees”).

Xie Employment Agreement

Prime has entered into an employment agreement with Guo Yin Xie (the “Employment Agreement”) pursuant to which Mr. Xie will serve as President of Prime for an initial term of three years, unless earlier terminated pursuant to the terms of the Employment Agreement. Following the initial three year term, the Employment Agreement will continue in effect on a year-to-year basis unless terminated by either Prime or Mr. Xie. During the initial three year term, Mr. Xie will be paid an annual salary of C$200,000, and during any successive terms, Mr. Xie will be paid an annual salary of no less than C$225,000. Mr. Xie will also be entitled to earn a performance bonus based on Prime’s earnings before taxes, as determined in accordance with a schedule in the Employment Agreement.

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Mr. Xie has also entered into a non-competition, non-solicitation and confidential information agreement (the “Non-Competition Agreement”) with the Company, Prime, Prime (New Jersey) and Nugale under which he has agreed not to compete in the business of the Company, Prime, Nugale or their respective affiliates or solicit employees, customers, suppliers or service providers of the Company, Prime, Nugale or their respective affiliates until the later of October 20, 2019 or five years from the conclusion of Mr. Xie’s employment.

The foregoing descriptions of the Purchase Agreement, Note, Pledge Agreement, Security Agreements, Guarantees, Employment Agreement and Non-Competition Agreement are qualified in their entirety by reference to the full text of each such agreement, copies of which are attached hereto as exhibits and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

In connection with the acquisition of the Prime Corporations by the Purchaser pursuant to the Purchase Agreement as described in Item 1.01 of this Current Report on Form 8-K, the Purchaser issued the Purchaser Shares to accredited investors. No fees were paid to any party in connection with the issuance of such securities. The Purchaser Shares are exchangeable for the Company Shares as described in Item 1.01. The Purchaser issued the Purchaser Shares in reliance on Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory

The information set forth above under Item 1.01 with respect to the Employment Agreement with Mr. Xie is hereby incorporated by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial information required by this item, if any, with respect to the Prime Corporations, will be filed as soon as practicable, and in any event not later than 71 days after the date of this Current Report on Form 8-K.

(b) Pro Forma Financial Information.

The pro forma financial information required by this item, if any, with respect to the Prime Corporations, will be filed as soon as practicable, and in any event not later than 71 days after the date of this Current Report on Form 8-K.

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(d) Exhibits.

Exhibit Number	Description

2.1*

Share Purchase Agreement, dated as of October 20, 2014, among E-World Canada Holding, Inc., E-World USA Holding, Inc., Guo Yin (Wynn) Xie, Jian Long, Hong Shu Zhu, 2434689 Ontario Inc., 2434691 Ontario Inc., 2434694 Ontario Inc., Prime Nutrisource Inc., Nugale Pharmaceutical, Inc. and Prime Nutrisource Inc. (New Jersey)

4.1	Promissory Note, dated October 20, 2014, issued by E-World Canada Holding, Inc. to Guo Yin (Wynn) Xie, as agent for the Vendors

10.1	Securities Pledge Agreement, dated October 20, 2014, between E-World Canada Holding, Inc. and Guo Yin (Wynn) Xie, as agent on behalf of the secured creditors

10.2	Security Agreement, dated October 20, 2014, between E-World Canada Holding, Inc. and Guo Yin (Wynn) Xie

10.3	Security Agreement, dated October 20, 2014, between Prime Nutrisource Inc. and Guo Yin (Wynn) Xie

10.4	Security Agreement, dated October 20, 2014, between Nugale Pharmaceutical, Inc. and Guo Yin (Wynn) Xie

10.5	Guarantee, dated October 20, 2014, between Prime Nutrisource Inc. and Guo Yin (Wynn) Xie

10.6	Guarantee, dated October 20, 2014, between Prime Nutrisource Inc. (New Jersey) and Guo Yin (Wynn) Xie

10.7	Guarantee, dated October 20, 2014, between Nugale Pharmaceutical, Inc. and Guo Yin (Wynn) Xie

10.8	Employment Agreement, dated October 20, 2014, between E-World USA Holding, Inc. and Guo Yin (Wynn) Xie

10.9

Non-Competition, Non-Solicitation and Confidential Information Agreement, dated October 20, 2014, by and among E-World USA Holding, Inc., Prime Nutrisource Inc., Nugale Pharmaceutical, Inc. and Guo Yin (Wynn) Xie

______________

* Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule or exhibit so furnished.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E-World USA Holding, Inc.

Dated: October 24, 2014	By:	/s/ Ding Hua Wang
Ding Hua Wang
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

2.1*

Share Purchase Agreement, dated as of October 20, 2014, among E-World Canada Holding, Inc., E-World USA Holding, Inc., Guo Yin (Wynn) Xie, Jian Long, Hong Shu Zhu, 2434689 Ontario Inc., 2434691 Ontario Inc., 2434694 Ontario Inc., Prime Nutrisource Inc., Nugale Pharmaceutical, Inc. and Prime Nutrisource Inc. (New Jersey)

4.1	Promissory Note, dated October 20, 2014, issued by E-World Canada Holding, Inc. to Guo Yin (Wynn) Xie, as agent for the Vendors

10.1	Securities Pledge Agreement, dated October 20, 2014, between E-World Canada Holding, Inc. and Guo Yin (Wynn) Xie, as agent on behalf of the secured creditors

10.2	Security Agreement, dated October 20, 2014, between E-World Canada Holding, Inc. and Guo Yin (Wynn) Xie

10.3	Security Agreement, dated October 20, 2014, between Prime Nutrisource Inc. and Guo Yin (Wynn) Xie

10.4	Security Agreement, dated October 20, 2014, between Nugale Pharmaceutical, Inc. and Guo Yin (Wynn) Xie

10.5	Guarantee, dated October 20, 2014, between Prime Nutrisource Inc. and Guo Yin (Wynn) Xie

10.6	Guarantee, dated October 20, 2014, between Prime Nutrisource Inc. (New Jersey) and Guo Yin (Wynn) Xie

10.7	Guarantee, dated October 20, 2014, between Nugale Pharmaceutical, Inc. and Guo Yin (Wynn) Xie

10.8	Employment Agreement, dated October 20, 2014, between E-World USA Holding, Inc. and Guo Yin (Wynn) Xie

10.9

Non-Competition, Non-Solicitation and Confidential Information Agreement, dated October 20, 2014, by and among E-World USA Holding, Inc., Prime Nutrisource Inc., Nugale Pharmaceutical, Inc. and Guo Yin (Wynn) Xie

______________

* Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule or exhibit so furnished.

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